UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                       8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 26, 1999


                       MEDICAL INDUSTRIES OF AMERICA, INC.
             (Exact name of registrant as specified in its Charter)



          FLORIDA                      0-20356                  65-0158479
(State of other jurisdiction     (Commission file no.)      (IRS Employer ID
      of incorporation)                                           Number)


        1903 S. CONGRESS AVENUE, SUITE 400, BOYNTON BEACH, FLORIDA 33426
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 561-737-2227

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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Inapplicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Inapplicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Inapplicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Ernst and Young, LLP has been engaged, on June 1, 1999, as the
            Company's independent certified public accountants.

                  Grant Thornton, LLP has declined to stand for reelection as the Company's, (a Florida corporation), independent certified public accountants effective May 20, 1999.

                  The decision to change accountants was approved by the
            Company's Board of Directors.

                  There were no disagreements between the Company and Grant
            Thornton, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures in connection with the audits of the fiscal years ended December 31, 1998 and 1997.

ITEM 5.           OTHER EVENTS

                  Inapplicable

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Inapplicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  Letters provided by former accountants.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Inapplicable

            EXHIBIT NO.                                                PAGE

            1.1   Letter dated May 28, 1999 of Grant Thornton, LLP       4


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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Medical Industries of America, Inc.


                              By: /s/ ARTHUR P. KOBRIN
                                      Arthur P. Kobrin, Senior Vice President &
                                      Chief Financial Officer (Principal
                                      Accounting Officer & Duly authorized
                                      Officer of the Registrant)



                              By: /s/ PAUL C. PERSHES
                                      Paul C. Pershes, President & Director
                                      (Duly Authorized Director & Officer of the
                                      Registrant)


Dated: June 1, 1999


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